FORM N-23C-3
                       NOTIFICATION OF REPURCHASE OFFER
                            PURSUANT TO RULE 23C-3

1.   Investment Company Act File Number:  811-21270
     Date of Notification:  June 16, 2003

2.   Exact name of investment company as specified in registration statement:
     PARTNERS BALANCED TRUST

3.   Address of principal executive office:
     100 BELLEVUE PARKWAY
     WILMINGTON, DELAWARE  19809

4.   Check one of the following:

     A.   [X]    The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

     B.   [ ]    The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

     C.   [ ]    The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

BY: /s/ Anne F. Ackerley
    --------------------------

NAME: Anne F. Ackerley

TITLE: Vice President

[BLACKROCK LOGO OMITTED]

                                                      Partners Balanced Trust
                                                      40 East 52nd Street
                                                      New York, New York 10022

                            REPURCHASE OFFER NOTICE

June 16, 2003

Dear Partners Balanced Trust Shareholder:

         Your fund has instituted a quarterly share Repurchase Program. The fund's offer to repurchase a portion of its outstanding shares for this quarter will begin on June 16, 2003. If you are not interested in selling any of your shares at this time, you do not need to do anything and may disregard this notice and the attached forms. The fund will contact you again next quarter to remind you of the next repurchase offer period, unless the Securities and Exchange Commission permits us to conduct monthly tender offers prior to then, in which case we will contact you at the commencement of the first monthly tender offer.

         We extend this quarterly repurchase offer to provide liquidity to shareholders because shares of this closed-end interval fund are not redeemable daily for cash and are not traded on a stock exchange. You can sell fund shares only during one of the fund's scheduled quarterly repurchase offer periods, so we would like to make you aware of the deadlines and procedures should you wish to do so. Please remember that you are not obligated to do anything with your shares at this time.

         The repurchase offer period begins on June 16, 2003. Please note, this quarter's Repurchase Request Deadline is July 15, 2003. The fund will determine the price at which submitted shares will be repurchased at the close of business on such date. For your information, on June 9, 2003, the Net Asset Value per share was $20.24. The fund currently intends to send payment for any shares repurchased by the fund on July 18, 2003.

         If you wish to sell any of your fund shares during this repurchase period, you should contact your financial advisor or broker-dealer and have them submit a repurchase request for you. Your financial advisor or broker-dealer may charge a transaction fee for that service. Please refer to your fund Prospectus and the enclosed Repurchase Offer Terms for more details.

         IF YOU HAVE QUESTIONS, PLEASE CALL YOUR FINANCIAL ADVISOR OR BROKER-DEALER. YOU MAY ALSO CALL PARTNERS BALANCED TRUST AT 888-825-2257.

         No person has been authorized to make any recommendation, to give you any information or to make any representations to you in connection with this Repurchase Offer (other than those contained in this Repurchase Offer or in the fund's Prospectus) and, if given or made, such information must not be relied upon as having been authorized by the Fund, its investment advisor, its investment sub-advisor, its distributor or its transfer agent.

Sincerely,


Partners Balanced Trust


                            PARTNERS BALANCED TRUST
                            REPURCHASE OFFER TERMS

PLEASE REFER TO THE REPURCHASE OFFER NOTICE TO DETERMINE THE EXACT DATE OF A PARTICULAR REPURCHASE REQUEST DEADLINE AS WELL AS OTHER IMPORTANT INFORMATION.

1. THE OFFER. Partners Balanced Trust (the "Fund") is offering to repurchase for cash up to fifteen percent (15%) of its issued and outstanding common shares of beneficial interest ("Shares") at a price equal to the respective net asset value ("NAV" or "Net Asset Value") as of the close of the New York Stock Exchange on the Repurchase Pricing Date (defined below) upon the terms and conditions set forth in this Offer, the Repurchase Offer Notice, the Fund's Prospectus, and the related Repurchase Request Form. Together those documents constitute the "Repurchase Offer." The purpose of the Repurchase Offer is to provide liquidity to shareholders of the Fund. The offer is not conditioned upon the submission for repurchase of any minimum number of Shares.

2. REPURCHASE REQUEST DEADLINE. All submissions of Shares for repurchase must be received in proper form by PFPC Inc., the Fund's Transfer Agent (the "Transfer Agent"), at its office at 400 Bellevue Parkway, Wilmington, Delaware 19809, by 4:00 p.m., Eastern Time, on the Repurchase Request Deadline. Shareholders should submit repurchase requests to the Transfer Agent through their financial advisors or broker-dealers.

3. REPURCHASE PRICING DATE. The Fund intends to determine the Net Asset Value on the Repurchase Request Deadline. However, the Fund has up to 14 days after the Repurchase Request Deadline to determine the Net Asset Value. If the Fund chooses a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the Fund's Net Asset Values per share may fluctuate between those dates.

4. NET ASSET VALUE. You must determine whether to tender Shares prior to the Repurchase Request Deadline, but the Net Asset Value at which the Fund will repurchase Shares will not be calculated until the Repurchase Pricing Date. The Net Asset Value may fluctuate between the date you submit your Repurchase Request and the Repurchase Request Deadline (and the Repurchase Pricing Date, if different). The Net Asset Value on the Repurchase Request Deadline and the Repurchase Pricing Date could be higher or lower than on the date you submit a Repurchase Request. To obtain the Fund's current Net Asset Value, please call the Fund at 888-825-2257 or call your financial advisor or broker-dealer.

5. PAYMENT FOR SHARES REPURCHASED. Payment for all Shares repurchased pursuant to this Repurchase Offer will be made in cash no later than 7 days after the Repurchase Pricing Date. The Fund expects to make payment on the third business day following the Repurchase Pricing Date.

6. INCREASE IN NUMBER OF SHARES REPURCHASED; PRO RATA REPURCHASES. If shareholders submit for repurchase more Shares than the number of Shares that the Fund is offering to repurchase, the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to purchase by up to two percent (2%) of the number of Shares outstanding on the Repurchase Request Deadline. If the number of Shares submitted for repurchase exceeds the number of Shares which the Fund is offering to repurchase, the Fund will repurchase submitted Shares on a pro rata basis. The Fund may, in its discretion, accept all Shares tendered by shareholders who own fewer than 100 shares and tender all their Shares for repurchase in this Repurchase Offer, before prorating the Shares tendered by other shareholders. There can be no assurance that the Fund will be able to repurchase all the Shares that you tender even if you tender all the Shares that you own. In the event of an oversubscribed Repurchase Offer, you may be unable to liquidate all of your investment at Net Asset Value. You may have to wait until a subsequent repurchase offer to tender shares that the Fund was unable to repurchase, and you would be subject to the risk of Net Asset Value fluctuations during that time.

7. WITHDRAWAL OR MODIFICATION OF SUBMISSIONS OF SHARES FOR REPURCHASE. Shares submitted pursuant to the Repurchase Offer may be withdrawn or you may change the number of Shares submitted for Repurchase at any time prior to the close of the New York Stock Exchange (normally the Exchange closes at 4:00 p.m., Eastern Time, but may close earlier on certain days) on the Repurchase Request Deadline. Your financial advisor or broker-dealer must send a written notice to the Transfer Agent at 400 Bellevue Parkway, Wilmington, Delaware 19809, and the Transfer Agent must receive it before the Repurchase Request Deadline.

8. SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER. The Board of Trustees of the Fund may suspend or postpone this Repurchase Offer only by a majority vote of the Trustees (including a majority of the disinterested Trustees) and only:

(A) for any period during which the New York Stock Exchange or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; or

(B) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

(C) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund; or

(D) if the Repurchase Offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code.

If the Repurchase Offer is suspended or postponed, the Fund will provide notice to each shareholder of the Fund's shares of the suspension or postponement. If the Fund renews the Repurchase Offer, the Fund will send a new notification to each shareholder with details concerning the terms and conditions of the renewed Repurchase Offer.

9. REPURCHASE FEES. The Fund does not currently charge tendering shareholders a special handling or processing fee for repurchases, but reserves the right to charge such a fee in the future.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder whether to tender or refrain from submitting Shares. Each shareholder must make an independent decision whether to submit Shares and, if so, how many Shares to tender.